M&T Bank Corporation

Understanding what's important®

BancAnalysts Association of Boston Conference November 6, 2014 Exhibit 99

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-
looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,”
“continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or
“may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
On August 27, 2012, M&T Bank Corporation, a New York corporation (“M&T”), entered into an Agreement and Plan of
Merger (the “Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and
Wilmington Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger
Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”). In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the M&T and
Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger;
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal
Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

3 Today’s Agenda Company Overview, Financial Review, and Industry Changes Competitive Market Capital Final Thoughts Appendix

4 Company Overview

Who is M&T Bank?
16
th
largest US-based commercial bank holding company
M&T has grown substantially from $2 billion in assets in 1983 to $97 billion in 3Q14
15,767 employees across 696 domestic branches in New York, Maryland,
Pennsylvania, Virginia, Delaware, West Virginia, and Washington DC
3.8 million customers representing 5.4 million accounts
$81 billion assets under management
Insiders control almost 17% of M&T; Berkshire Hathaway has been a major shareholder since 1991
19.4% annual rate of return since 1980, 20
th
best of entire universe of publicly-
traded U.S. stocks
• M&T has not posted a loss going back to 1976 – 153 quarters
All Data as of 9/30/2014

6 Financial Review

Earnings Summary
GAAP Earnings 2009 2010 2011 2012 2013 2Q14 3Q14
Net Income ($MM) 380 736 859 1,029 1,138 284 275
EPS ($ per share) 2.89 5.69 6.35 7.54 8.20 1.98 1.91
Net Operating Earnings*
Net Operating Income ($MM) 455 755 884 1073 1,175 290 280
Net Operating EPS ($ per share) 3.54 5.84 6.55 7.88 8.48 2.02 1.94
* Net operating earnings, see appendix

Earnings Summary
(1) Excludes intangible amortization and merger related expense
2009 2010 2011 2012 2013 2Q'14 3Q'14
Earnings ($MM)
Total Revenue (T/E)
3,126 3,400 3,999 4,292 4,563 1,131 1,126
Net Interest Income (T/E)
2,078 2,292 2,416 2,625 2,698 675 675
Total Fee Income
1,048 1,108 1,583 1,667 1,865 456 451
Noninterest Operating Expense
(1)
1,827 1,856 2,333 2,439 2,577 672 672
Pre-Tax, Pre-Provision Income
1,123 1,461 1,495 1,757 1,903 444 441
Net Income
380 736 859 1,029 1,138 284 275
Diluted Earnings Per Share ($)
2.89 5.69 6.35 7.54 8.2 1.98 1.91
Balance Sheet ($MM) – End of Period
Total Loans and Leases
51,937 51,990 60,096 66,571 64,073 64,748 65,572
Total Assets
68,880 68,021 77,924 83,009 85,162 90,835 97,228
Total Deposits
47,450 49,805 59,395 65,611 67,119 69,829 74,342
Tangible Common Equity
3,345 3,983 4,753 5,720 6,848 7,375 7,545

Key Ratios
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.  The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains).
(2)
Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
(3)
Preliminary estimates. Capital ratio estimates are preliminary until Q3 2014 FRY9C report is filed.
2009 2010 2011 2012 2013 2Q’14 3Q’14
Superior Pre-Credit Earnings
Net Interest Margin
3.49% 3.84% 3.73% 3.73% 3.65% 3.40% 3.23%
Efficiency Ratio – Tangible
(1)
56.50% 53.71% 60.43% 56.19% 57.05% 59.39% 59.67%
Pre-Tax, Pre-Provision Income
(1)
1,123 1,461 1,495 1,757 1,903 444 441
Strong Credit Metrics
Allowance to Loans (As At)
1.69% 1.74% 1.51% 1.39% 1.43% 1.42% 1.40%
Net Charge-Offs to Loans
1.01% 0.67% 0.47% 0.30% 0.28% 0.18% 0.17%
Focused on Returns
Net Operating Return on:
Tangible Assets
(1) (2)
0.71% 1.17% 1.26%
1.40% 1.47% 1.35% 1.24%
Tangible Common Equity
(1) (2)
13.42% 18.95% 17.96% 19.42% 17.79% 14.92% 13.80%
Consistent Capital Generation
Tangible Common Equity to Tangible Assets
5.13% 6.19% 6.40% 7.20% 8.39% 8.45% 8.05%
Tier 1 Common Capital Ratio
5.66% 6.51% 6.86% 7.57% 9.22% 9.63% 9.77%
(3)
Tier 1 Capital Ratio 8.59% 9.47% 9.67% 10.22% 12.00% 12.36% 12.45%
Total Capital Ratio
12.30% 13.08% 13.26% 13.39% 15.07% 15.34% 15.40%
Balance Sheet (As At)
Loans to Deposits
109.50% 104.40% 101.20% 101.50% 95.50% 92.72% 88.20%
Securities to Assets
11.30% 10.50% 9.80% 7.30% 10.30% 13.34% 13.73%

Industry Changes

PPNR to Average Total Assets %
MTB 3Q14
1.88%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
2014
2.62%
2.27%
1.64%
0.58%
2.52%
1.98%
1.56%
0.98%
MTB
Peer Max
Peer Median
Peer Min

Deposit Cost %
MTB 3Q14
0.08%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
2014
0.24%
0.18%
0.12%
0.10%
0.20%
0.15%
0.09%
0.08%
MTB
Peer Max
Peer Median
Peer Min

NCOs to Average Loans %
MTB 3Q14
0.17%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
2014
0.94%
0.54%
0.28%
0.13%
0.58%
0.32%
0.18%
0.06%
MTB
Peer Max
Peer Median
Peer Min

Return on Tangible Common Equity %
MTB 3Q14
13.80%
55.0%
35.0%
15.0%
-5.0%
-25.0%
-45.0%
-65.0%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
2014
22.66%
17.79%
12.73%
8.47%
20.79%
14.92%
11.19%
8.83%
MTB
Peer Max
Peer Median
Peer Min

M&T Bank Corporation

11 Note: Peer benchmarking group includes BBT, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION. Source: SNL Financial M&T’s Business Model – a Historical Perspective

Our Industry is Changing
Risk Management
Higher regulatory expectations and standards
Best practice infrastructure
Integrated risk management and capital planning
Business Environment
Slow growth economy and persistently low rate
environment
Stronger competition: bank and unregulated non-
bank lenders
Implications
Higher capital and liquidity
Pressure on returns
Investments
Improved transparency to investors
Safer regulated financial system

Business Models are Evolving
Higher levels of liquidity, capital and lower risk balance sheets
Note: Peer benchmarking group includes BBT, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
Source: SNL Financial
MTB 3Q14
13.7%
MTB 3Q14
9.77%
MTB 3Q14
78.0%
MTB 3Q14
59.67%
10.0%
13.0%
22.0%
23.2%
17.8%
17.4%
7.7% 7.4%
0%
5%
10%
15%
20%
25%
30%
35%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
Total Securities / Total Assets %
MTB Peer Max Peer Median Peer Min
2014
9.2%
9.6%
11.2%
11.6%
10.3%
10.3%
9.2%
9.6%
5%
6%
7%
8%
9%
10%
11%
12%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
Tier 1 Common Capital Ratio %
MTB
Peer Max Peer Median Peer Min
2014
86.0%
82.2%
99.2%
102.3%
84.2%
83.1%
74.6% 74.6%
60%
70%
80%
90%
100%
110%
120%
130%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
Risk Weighted Assets / Total Assets %
MTB Peer Max
Peer Median
Peer Min
2014
57.05%
59.39%
71.51%
75.04%
63.76%
63.93%
51.30%
51.90%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13
1Q 2Q
Tangible Efficiency Ratio %
MTB
Peer Max
Peer Median Peer Min
2014

Net Interest Margin
Low Rates/HQLA Build Driving NIM Pressure
3.74%
3.23%
(0.18%)
(0.14%)
(0.19%)
3.00%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
Starting NIM - 4Q12 Excess Trust Deposits Held at
Federal Reserve
LCR/HQLA Build Core NIM Compression &
Other Factors
Ending NIM - 3Q14

Competitive Market

Competitive Dynamics
M&T’s traditional focus on relationship development & consistent presence in the market key to retaining business
Slow but steady improvement in economic conditions and demand for commercial credit
Regional and sector differences
Substantial market liquidity
•
Persistent pricing pressure
•
Loosening deal structures – covenants, lengthened terms, loss of guarantees/recourse
•
Competition from banks and non-banks

Total Revenue

2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3
MTB
Peer Aggregate

Fee Income

2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3

Net Interest Income

2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
2014Q2
2014Q3

M&T Bank Corporation

M&T Revenue Trends
Fee and Net Interest Income Favorable to Peers
Total fee revenue and total revenues exclude gains/losses from securities transactions (if reported) and nonrecurring items as defined by SNL.
Charts indexed to 0 with 4Q12 as the base quarter.
-8.0
-7.0
-6.0
-5.0
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
-14.0
-12.0
-10.0
-8.0
-6.0
-4.0
-2.0
0.0
2.0
4.0
-3.0
-2.5
-2.0
-1.5
-1.0
-0.5
0.0
0.5
1.0
1.5
2.0

Commercial Real Estate

Commercial and Industrial

M&T Bank Corporation

Pricing Discipline Has Meant Countercyclical Loan Growth Through Credit Cycles
1. Reflects end of period loan growth for each year
2. Source: Industry data was obtained from the H8 prepared by the Federal Reserve.
3. Industry Commercial loans include both “C&I and Other Loans” and “Commercial Real Estate Loans” as outlined in the H8 report.
4. MTB loan data acquisition adjusted
3.6%
6.0%
10.8%
8.1%
1.8%
0.6%
1.1%
6.5%
0.6%
3.0%
17.4%
14.7%
9.2%
7.5%
(5.0%)
(8.3%)
(5.2%)
1.0%
4.9%
4.7%
-10%
-5%
0%
5%
10%
15%
20%
2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q14
MTB Industry
9.4%
6.8%
10.3%
8.8%
-9.1%
-0.8%
8.0%
13.0%
5.2%
2.2%
14.0%
3.9%
19.9%
9.2%
(18.8%)
(0.7%)
13.0%
11.3%
6.8%
9.0%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
2005 2006 2007 2008 2009 2010 2011 2012 2013 3Q14
MTB Industry

19 Capital

Capital Allocation in Response to Industry Trends
1983 - 2011
2012 – 3Q14YTD
Share
Repurchases
34%
Dividends
31%
Capital
Retained
35%
Dividends
38%
Capital
Retained
62%
Cumulative Capital Retained, Dividends and Share Repurchases
Note: calculated using Net Operating Income – see appendix

Capital Actions – Past and Future
Past
Today and
Future
Considerations
Will submit 2015 CCAR Capital Plan in January
Historical dividend philosophy consistent with CCAR/Stress Testing expectations
Further optimize regulatory capital structure
2014 Capital Plan approved by Federal Reserve through CCAR process
• Maintain common dividend at $2.80 per year
• Make contractual payments on all regulatory capital instruments
• Redeem $50 million subordinated debt issue
Refinanced M&T Capital Trust IV with new Series E preferred stock

22 Final Thoughts

23 Final Thoughts Strong franchise with robust capital generation Industry is evolving Investments in the franchise for the future Capital deployment

24 Appendix

Reconciliation of GAAP and Non-GAAP Measures
$1.91
Intangible amortization* 0.33 0.37 0.36 0.34 0.29 0.30 0.29 0.22 0.05 0.04 0.03
Merger-related items* 0.03 0.08 0.02 0.31 (0.14) (0.10) 0.05 0.06 - -
Diluted net operating
earnings per share $7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $7.88 $8.48 $2.16 $2.02 $1.94
Efficiency Ratio
$'s in millions
Non-interest expenses $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $2,509.3 $2,635.9 $658.6 $681.2 $679.3
less: intangible amortization 63.0 66.5 66.6 64.3 58.1 61.6 60.6 46.9 10.6 9.2 7.4
less: merger-related expenses 5.0 14.9 3.5 89.2 0.8 83.7 9.9 12.4 - - -
Non-interest operating expenses $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $2,438.8 $2,576.6 $648.0 $672.0 $671.9
Tax equivalent revenues $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6 $4,292.2 $4,563.4 $1,156.6 $1,131.4 $1,126.0
less: gain/(loss) on sale of securities 2.6 1.2 34.4 1.2 2.8 150.2 0.0 46.7 - -
less: net OTTI losses recognized
- (127.3) (182.2) (138.3) (86.3) (77.0) (47.8) - - -
less: merger-related gains - - - 29.1 27.5 64.9 - - - -
Denominator for efficiency ratio
$2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $4,340.0 $4,516.7 $1,156.6 $1,131.4 $1,126.0
Net operating efficiency ratio 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 56.2% 57.1% 56.0% 59.4% 59.7%
*Net of tax
Net Income 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
$'s in millions
Net income
$839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $1,029.5 $1,138.5 $294.5 $284.3 $275.3
Intangible amortization* 38.5 40.5 40.5 39.0 35.3 37.6 37.0 28.6 6.5 5.6 4.5
Merger-related items* 3.0 9.1 2.2 36.5 (16.3) (12.8) 6.0 7.5 - - -
Net operating income $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $1,072.5 $1,174.6 $301.0 $290.0 $279.8
Pre-Tax, Pre-Provision
Income
Net Income for EPS $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $953.4 $1,062.5 $275.4 $260.7 $251.9
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $76.1 $76.1 $19.2 $23.7 $23.4
Income Taxes
$392.4 $309.2 $183.9 $139.4 $356.6 $365.1 $523.0 $579.1 $149.4 $130.0 $136.5
GAAP Pre-tax Income $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $1,552.5 $1,717.5 $443.9 $414.3 $411.9
Provision for credit losses 80.0 192.0 412.0 604.0 368.0 270.0 204.0 185.0 48.0 30.0 29.0
Pre-Tax, Pre-Provision Income $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $1,756.5 $1,902.5 $491.9 $444.3 $440.9
Earnings Per Share
Diluted earnings per share
$7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $7.54 $8.20 $2.11 $1.98

Reconciliation of GAAP and Non-GAAP Measures
Average Assets 2006 2007 2008 2009 2010 2011 2012 2013 3Q13 2Q14 3Q14
$'s in millions
Average assets 55,839 $    58,545 $    65,132 $    67,472 $    68,380 $    73,977 $    79,983 $    83,662 $  84,011 $  89,873 $  93,245 $
Goodwill (2,908)        (2,933)        (3,193)        (3,393)        (3,525)        (3,525)        (3,525)        (3,525)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (191)           (221)           (214)           (191)           (153)           (168)           (144)           (90)           (84)           (54)           (45)
Deferred taxes 38              24              30              33              29              43              42              27            25            16            14
Average tangible assets 52,778 $    55,415 $    61,755 $    63,921 $    64,731 $    70,327 $    76,356 $    80,074 $  80,427 $  86,311 $  89,689 $
Average Common Equity
$'s in millions
Average common equity 6,041 $      6,247 $      6,423 $      6,616 $      7,367 $      8,207 $      8,834 $      9,844 $    10,003 $  10,808 $  11,015 $
Goodwill (2,908)        (2,933)        (3,193)        (3,393)        (3,525)        (3,525)        (3,525)        (3,525)      (3,525)      (3,525)      (3,525)
Core deposit and other
  intangible assets (191)           (221)           (214)           (191)           (153)           (168)           (144)           (90)           (84)           (54)           (45)
Deferred taxes 38              24              30              33              29              43              42              27            25            16            14
Average tangible common equity 2,980 $      3,117 $      3,046 $      3,065 $      3,718 $      4,557 $      5,207 $      6,256 $    6,419 $    7,246 $    7,459 $

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